EXHIBIT 99.1
                                 ------------

                       Term Sheet dated August 31, 2005

                            Preliminary Term Sheet
                        PSE&G Transition Funding II LLC
                                    Issuer
[GRAPHIC OMITTED] PSE&G          $102,700,000*
                        Transition Bonds, Series 2005-1
                   Public Service Electric and Gas Company,
                          Parent, Seller and Servicer
                              Transaction Summary

PSE&G Transition Funding II LLC (the "Issuer") is a Delaware limited liability company, wholly owned by Public Service Electric and Gas Company ("PSE&G"). The Issuer was formed solely to purchase the right to receive electricity consumption-based-per-kilowatt-hour charges (also referred to as bondable transition property or "Transition Property") and to issue one or more series of transition bonds secured by that bondable transition property pursuant to the Financing Order (defined below).

The above-captioned transition bonds (the "Bonds") will be offered pursuant to the Electric Discount and Energy Competition Act, enacted in the State of New Jersey in February 1999, and amended in September 2002 (the "Competition Act"). The Competition Act authorizes New Jersey electric public utilities to recover their basic generation service transition costs using transition bonds supported by irrevocable bondable stranded cost rate orders issued by the New Jersey Board of Public Utilities (the "BPU").

Pursuant to the BPU's irrevocable bondable stranded cost rate order of July 12, 2005 (the "Financing Order"), PSE&G has structured the Issuer as a bankruptcy-remote special purpose subsidiary company to issue the Bonds. The Financing Order authorizes a special non-bypassable financial charge (the "Transition Bond Charge") to be imposed on consumers of electricity within PSE&G's service territory (approximately 2.1 million residential, commercial, and industrial electricity consumers, which include the State of New Jersey and other governmental entities), to provide for the payment of principal of, interest on and administrative expenses associated with the Bonds. PSE&G will collect the Transition Bond Charge on behalf of the Issuer and will remit those collections to the Indenture Trustee on a monthly or more frequent basis.

To enable the Bonds to be sold at the highest possible credit ratings and at the lowest possible cost for the benefit of the ratepayers, and to induce underwriters and investors to purchase the Bonds at such lowest cost, the BPU will take the specific actions set forth in the Financing Order, as expressly authorized by the Competition Act, to ensure timely payment of scheduled principal of and interest on the Bonds. The Transition Bond Charge will be adjusted at least annually, but not more frequently than quarterly (except possibly in the case of non-routine adjustments) to ensure the timely payment of scheduled principal of and interest on the Bonds.

The Bonds will not be an obligation of PSE&G or any of its affiliates (other than the Issuer). The Bonds will not be a debt or general obligation of the State of New Jersey, the BPU or any other governmental agency or instrumentality, and are not a charge on the full faith and credit or taxing power of the State of New Jersey.

 Credit Suisse First Boston                                  Barclays Capital

                              M.R. Beal & Company

                          --------------------------

                              Saber Partners, LLC
         Financial Advisor to the New Jersey Board of Public Utilities

                                August 31, 2005



--------------------------------------
(*) Preliminary, subject to change.

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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

                                 $102,700,000
                        PSE&G Transition Funding II LLC
                        Transition Bonds, Series 2005-1

Proposed Bond Structure(1)


--------------- ---------------- -------------------- ---------------- -------------------- --------------- --------------
                                                        No. of Semi-
                                                       annual Sinking                          Expected
                                     Sinking Fund           Fund            Scheduled        Average Life      Interest
  Tranche(2)          Size          Payments Begin        Payments          Maturity(3)         (Years)          Rate
--------------- ---------------- -------------------- ---------------- -------------------- --------------- --------------
     A-1          $25,200,000       June 15, 2006            6          December 15, 2008        2.00            o%
--------------- ---------------- -------------------- ---------------- -------------------- --------------- --------------
     A-2          $34,700,000     December 15, 2008          8            June 15, 2012          5.00            o%
--------------- ---------------- -------------------- ---------------- -------------------- --------------- --------------
     A-3          $20,000,000       June 15, 2012            4          December 15, 2013        7.47            o%
--------------- ---------------- -------------------- ---------------- -------------------- --------------- --------------
     A-4          $22,800,000     December 15, 2013          4            June 15, 2015          9.18            o%
--------------- ---------------- -------------------- ---------------- -------------------- --------------- --------------



Summary of Terms

Issuer.......................        PSE&G Transition Funding II LLC, a Delaware limited liability company, wholly owned by PSE&G.

Expected Ratings.............        Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively.

Parent/Seller/Servicer.......        Public Service Electric and Gas Company, an operating electric and gas public utility, incorporated under the laws of the State of New Jersey in 1924. As of
                                     December 31, 2004, PSE&G provides electric service to approximately 2.1 million consumers in the State of New Jersey.

BPU
Financial Advisor............        Saber Partners, LLC. Certain financial advisory services, including any activities that may be considered activities of a broker dealer, will be assigned to Saber
                                     Capital Partners, LLC, a wholly-owned subsidiary of Saber Partners, LLC and a member of the National Association of Securities Dealers.

Bond Structure...............        Sinking fund amortization; tranches pay sequentially.

Payment Dates and
Interest Accrual.............        Semi-annually, on the 15th day of June and December of each year (or if any such day is not a business day, the next succeeding business day) (each a "Payment
                                     Date"). Interest on the Bonds will be calculated on a 30/360 basis. The first
                                     Payment Date is June 15, 2006.

Optional Redemption..........        None. Non-Call Life.

Average Life Stability.......        There is no prepayment risk. Any extension risk is statistically insignificant.


-------------------------------------
(1) Preliminary, subject to change. Proposed bond structure results from base case assumptions. The required funding level for the overcollateralization subaccount is zero for this proposed bond structure.
(2) Tranches receive principal payments sequentially.
(3) The final maturity (i.e., the date by which the principal must be repaid to prevent a default) of each tranche of the Bonds is 2 years after the scheduled maturity date for such tranche.


--------------------------------------------------------------------------------------------------------------------------
PSE&G TRANSITION FUNDING II LLC                          PRELIMINARY                                      August 31, 2005
--------------------------------------------------------------------------------------------------------------------------

                                     Please see "Mandated True-up Mechanism to Ensure Payment Schedule," "Weighted
                                     Average Life Stability" and "BPU Mandated True-up Mechanism" below.

Security.....................        Transition Property, consisting of the irrevocable right to impose and collect the non-bypassable Transition Bond Charge in amounts sufficient to pay:

                                     o    the principal of and interest on the Bonds, and

                                     o    the expenses, fees, charges, credit enhancement and other amounts associated with the Bonds.

                                     The Transition Bond Charge will be paid by the consumers of electricity within
                                     PSE&G's service territory (approximately 2.1 million consumers, which include the
                                     State of New Jersey and other governmental entities) who use PSE&G's transmission and distribution system. The Transition Bond Charge also generally will be paid by any person who consumes the output of new on-site generation facilities, if such facilities in the aggregate displace more than 7.5% of the electricity distributed by means of PSE&G's transmission and distribution system in 1999, even if that person does not use PSE&G's transmission and distribution system.

                                     In addition, there is a capital subaccount (upfront deposit of 0.5% of the initial principal balance of the Bonds), and a reserve subaccount (containing excess amounts, if any, available on any Payment Date in excess of amounts then required to be paid on the Bonds). There may also be established an overcollateralization subaccount which will accumulate in equal installments over the life of the Bonds until it reaches an amount to be determined, which may be zero and which will not exceed 0.5% of the initial principal balance of the Bonds.

Mandated True-up
Mechanism to Ensure
Payment Schedule.............        There is no limitation or "cap" on the level of the Transition Bond Charge that may be imposed on consumers to meet scheduled payments of principal of and interest on the Bonds on time.

                                     The Competition Act requires, and the BPU in the Financing Order has irrevocably approved, a mandatory periodic adjustment (or "true-up") of the Transition Bond
                                     Charge.

                                     The Competition Act and the Financing Order require that the Transition Bond Charge on consumers of electricity within PSE&G's service territory (currently 2.1 million consumers, including the State of New Jersey and other governmental entities), be adjusted at least annually (and in some cases more frequently) to ensure timely payment of principal of and interest on the Bonds.

                                     The true-up mechanism ensures the billing and collection of the Transition Bond
                                     Charge at a level sufficient to timely provide all scheduled payments of principal and interest and any other amounts due in connection with the Bonds.



--------------------------------------------------------------------------------------------------------------------------
PSE&G TRANSITION FUNDING II LLC                          PRELIMINARY                                      August 31, 2005
--------------------------------------------------------------------------------------------------------------------------

                                     The obligations of the BPU and the State of New Jersey with regard to implementation of the mandatory true-up mechanism described above, and all other obligations of the State of New Jersey and the BPU set forth in the Financing
                                     Order, will be direct, explicit, irrevocable, and unconditional upon issuance of the Bonds. Please see "BPU Mandated True-up Mechanism" below.

Credit Risk..................        The broad-based true-up mechanism, as required to be implemented pursuant to the
                                     Financing Order, together with the State Pledge, should effectively eliminate, for all practical circumstances, any credit risk to the payment of the Bonds (i.e., that sufficient Transition Bond Charges will be assessed and collected to pay all principal of and interest on the Bonds when due).

Type of Offering.............        SEC registered.

Tax Treatment................        Fully taxable.

ERISA Eligible...............        Yes.

Indenture Trustee............        The Bank of New York.

Expected Settlement..........        DTC and Clearstream.

Use of Proceeds..............        The proceeds of the Bonds will fund the Issuer's purchase of the Transition
                                     Property from PSE&G. PSE&G will use the proceeds to retire debt or equity, including reimbursing itself for transactions completed prior to the date of the
                                     Financing Order.

Risk Weighting Under
International Capital
Guidelines...................        If held by financial institutions subject to regulation in countries that have adopted the 1988 International Convergence of Capital Measurement and Capital
                                     Standards of the Basel Committee on Banking Supervision, the Bonds may attract the same 20% risk weighting as "claims on" or "claims guaranteed by" non-central government bodies within those countries.

                                     However, no assurances can be given that the Bonds will attract this 20% risk weighting treatment under any national law, regulation or policy implementing the
                                     Basel Accord. Before acquiring any Bond, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States, and prospective investors that are U.S.
                                     branches and agencies of foreign banks, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies and legal counsel, to determine that an investment in the Bonds is permissible and in compliance with any applicable investment or other limits.



--------------------------------------------------------------------------------------------------------------------------
PSE&G TRANSITION FUNDING II LLC                          PRELIMINARY                                      August 31, 2005
--------------------------------------------------------------------------------------------------------------------------

Relationship to the Series 2001-1
Bonds........................        On January 31, 2001, PSE&G Transition Funding LLC issued approximately $2.5 billion of transition bonds (the "Series 2001-1 Bonds") to purchase other bondable transition property from PSE&G. The Transition Property and other collateral pledged to secure the Bonds will be separate from the bondable transition property and other collateral securing the Series 2001-1 Bonds or any other series of transition bonds. The Transition Bond Charge will be separate from and in addition to any transition bond charge relating to the Series 2001-1 Bonds or to any other series of transition bonds.

                                     PSE&G will be the servicer for both the Series 2001-1 Bonds and the Bonds described in this Preliminary Term Sheet. Since the date on which the Series 2001-1 Bonds were issued, PSE&G has complied with all applicable standards relating to servicing the bondable transition property associated with the Series 2001-1 Bonds. The
                                     Series 2001-1 Bonds are currently rated Aaa/AAA/AAA by Moody's, S&P and Fitch, respectively.


QUESTIONS AND ANSWERS ON THE MANDATED TRUE-UP

     Q: Can PSE&G's consumers avoid paying the Transition Bond Charge if they switch electricity providers?

     A: No. The Transition Bond Charge must be collected from all consumers of electricity within PSE&G's service territory, subject only to an exception for very limited amounts of on-site self-generation and a single "grandfathered" customer. The Transition Bond Charge will apply equally to each kilowatt-hour of non-excepted electricity consumed.

     Q: Is there any circumstance in which or any reason why the true-up mechanism would not be applied to consumers' bills, i.e., economic recession, temporary power shortages, blackouts, bankruptcy of the parent company?

     A: No. Once the Bonds are issued, the irrevocable Financing Order including the true-up mechanism will be unconditional. If Transition Bond Charge collections fall below forecasted revenues, regardless of the reason, the Servicer is required annually to submit to the BPU an adjustment to the charge.

     Q: May the Financing Order be rescinded, may the Financing Order be altered, or may the BPU fail to act to implement the true-up mechanism?

     A: No. The Financing Order is irrevocable. The obligations of the State of New Jersey and the BPU set forth in the Financing Order will be direct, explicit, irrevocable, and unconditional upon the issuance of the Bonds.

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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

Parties to Transaction

     The following chart represents the parties to the transactions underlying the Bonds. It describes their roles and relationships to the other parties:


   ---------------   Transition
   |   Retail    |   Charges ($)
   |  Consumers  |----------------
   |             |               |
   ---------------               |        Servicer Collects
                                 |           Transition
                                 V         Charges ($) on
                         -----------------  Behalf of the
                         |   Servicer:   |     Issuer
                         |     PSE&G     |-----------------
                         | (Baa1/BBB/A-) |                |
                         -----------------                |
                         Regulated by BPU                 |
                                 |                        |
                                 |                        V         Principal and
                                 |                 ---------------   Interest
                                 |                 |  Indenture  |   Payments ($)
                                 |                 |   Trustee   |----------------
                                 |                 |             |               |
                                 |                 ---------------               |
                                 |                                               |
                                 |                                               V
             -------------------------------------------                      ---------------
             |                                         |                      |             |
             |   -----------------------------------   |                      |  Investors  |
             |   |             Issuer:             |   |                      |             |
             |   | PSE*G Transition Funding II LLC |   |                      ---------------
             |   |          (Aaa/AAA/AAA)          |   |
             |   -----------------------------------   |
             |            Bankruptcy Remote            |
             -------------------------------------------


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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

Bond Balances

     Scheduled end of period bond balances for the Bonds are shown below.


                                                         Bond Balances(3)
                                                         ----------------

-------------------------- ------------------------- ------------------------ ---------------------- ------------------------
           Date                 Tranche A-1 - ($)         Tranche A-2 - ($)        Tranche A-3 - ($)      Tranche A-4 - ($)
-------------------------- ------------------------- ------------------------ ---------------------- ------------------------
               9/15/05             25,200,000                34,700,000               20,000,000             22,800,000
               6/15/06             21,601,149                34,700,000               20,000,000             22,800,000
              12/15/06             17,237,653                34,700,000               20,000,000             22,800,000
               6/15/07             12,983,883                34,700,000               20,000,000             22,800,000
              12/15/07              7,929,552                34,700,000               20,000,000             22,800,000
               6/15/08              3,343,088                34,700,000               20,000,000             22,800,000
              12/15/08                  -                    32,902,387               20,000,000             22,800,000
               6/15/09                  -                    28,129,885               20,000,000             22,800,000
              12/15/09                  -                    22,743,562               20,000,000             22,800,000
               6/15/10                  -                    17,738,764               20,000,000             22,800,000
              12/15/10                  -                    12,139,378               20,000,000             22,800,000
               6/15/11                  -                     6,906,287               20,000,000             22,800,000
              12/15/11                  -                     1,077,874               20,000,000             22,800,000
               6/15/12                  -                         -                   15,608,172             22,800,000
              12/15/12                  -                         -                    9,546,020             22,800,000
               6/15/13                  -                         -                    3,831,452             22,800,000
              12/15/13                  -                         -                        -                 20,328,146
               6/15/14                  -                         -                        -                 14,361,957
              12/15/14                  -                         -                        -                  7,808,885
               6/15/15                  -                         -                        -                      -


---------------------------------------
(3) Preliminary; subject to change.

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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

Weighted Average Life Stability

     SEVERE STRESS CASES ON ELECTRICITY CONSUMPTION RESULT IN INSIGNIFICANT CHANGES (2-3 WEEKS), IF ANY, IN THE WEIGHTED AVERAGE LIVES OF EACH TRANCHE.

     Shown below are changes in the expected weighted average lives ("WAL") of the Bonds in relation to variances in actual energy consumption levels (retail electric sales) from forecasted levels. There can be no assurance that the WAL of the Bonds will be as shown below.


Weighted Average Life by Tranche
(Base and Stress Case Scenarios)


      Base Case      2.00
      -------------
A-1   5% Stress      2.00
      -------------
      15% Stress     2.06
      -----------------------------
                                    5.00
      -----------------------------
A-2                                 5.00
      -----------------------------
                                    5.06
      --------------------------------------------
                                                   7.47
      --------------------------------------------
A-3                                                7.47
      --------------------------------------------
                                                   7.51
      -----------------------------------------------------------
                                                                  9.18
      -----------------------------------------------------------
A-4                                                               9.18
      -----------------------------------------------------------
                                                                  9.23
      -----------------------------------------------------------
                             WAL (years)

     NOTE: Over the ten years ending December 31, 2004, PSE&G's annual forecast error (weather normalized) has not exceeded 1.79%, and its ten-year average forecast error is less than 1%.

EXAMPLE #1:    5% Decline In Electricity Consumption (7.7 Standard Deviations
               From Mean) Vs. Forecasted Electricity Consumption Levels
               Results In No Change In WAL

               If actual electricity consumption is 5% less than the forecasted electricity consumption each year over the life of the transaction, there would be no change in the average lives.

EXAMPLE #2:    15% Decline In Electricity Consumption (20.8 Standard
               Deviations From Mean) Vs. Forecasted Electricity Consumption
               Levels Results In Less than a 1-month Change In WAL

               If actual electricity consumption is 15% less than the forecasted electricity consumption each year over the life of the transaction, the average lives of each of the tranches would extend by less than one month.

------------------------------------------------------------------------------

For the purposes of preparing the chart and examples above, the following assumptions, among others, have been made:

o The forecast error stays constant over the life of the Bonds and is equal to an overestimate of 5% or 15% as stated in the chart above. The Servicer makes timely filings to true-up the Transition Bond Charge so as to ensure the billing of Transition Bond Charges expected to be sufficient to generate the collection of amounts needed to (a) pay periodic expenses associated with the Bonds, (b) make scheduled payments of principal of and interest on the Bonds, and (c) replenish to its required level the capital subaccount, taking into account amounts previously withdrawn;

o    Settlement date of September 15, 2005; and

o The overcollateralization subaccount funding requirement for the Bonds is zero.

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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

BPU Mandated True-up Mechanism

     The BPU's irrevocable Financing Order requires that the Transition Bond Charge be reviewed and adjusted at least annually to ensure timely payment of all scheduled principal and interest.

     There is no limitation or "cap" on the level of the Transition Bond Charge that may be imposed on PSE&G's consumers to meet scheduled payments of principal of and interest on the Bonds.

     Listed below is a description of the true-ups used to ensure timely payment of all scheduled principal and interest.

REQUIRED  ANNUAL TRUE-UPS, MID-YEAR ADJUSTMENTS AND QUARTERLY TRUE-UPS

STEP 1: Each year, the Servicer computes the total dollar requirement for the Bonds for the coming year, which includes amounts needed to
          (a) pay periodic expenses associated with the Bonds, (b) make scheduled payments of principal of and interest on the Bonds, (c) replenish to its required level the capital subaccount, taking into account amounts previously withdrawn, and (d) fund scheduled deposits, if any, to the overcollateralization subaccount and replenish to its required level that subaccount, taking into account amounts previously withdrawn minus any amounts in the reserve subaccount.

STEP 2: The Servicer forecasts consumption by all consumers of electricity within PSE&G's service territory (except for one "grandfathered" customer representing approximately 1% of annual sales).

STEP 3: The Servicer divides the total dollar requirement by the forecasted consumption to determine the required Transition Bond Charge.

STEP 4: The Servicer must make a routine true-up filing with the BPU, specifying such adjustments to the Transition Bond Charge as may be necessary, regardless of the reason for the difference between forecasted and required collections. Adjustments to the Transition Bond Charge are immediately reflected in consumers' bills, beginning with their next monthly billing cycles.

          The Servicer is also required to determine, no later than May 15 of each year, whether projected Transition Bond Charge collections will be sufficient to satisfy the annual revenue requirement (described in Step 1 above) and to file for an upward adjustment to the charge no later than June 1 if a deficiency is projected.

          Commencing March 1, 2015, the Servicer must conduct the above-described true-up procedures on a quarterly basis, until the Bonds are fully retired.

                                 -------------

OPTIONAL TRUE-UPS

     Under the Financing Order, the Servicer may seek interim true-up adjustments at any time during the term of the Bonds (but not more often than quarterly) to correct any undercollection or overcollection in respect of the Transition Bond Charge.

                                 -------------

NON-ROUTINE TRUE-UPS

     Under the Financing Order, the Servicer may seek non-routine true-ups to accommodate changes to the true-up formula to remedy a significant and recurring variance between actual and expected Transition Bond Charge collections. Unlike implementation of the required and optional true-up adjustments described above, implementation of non-routine true-up adjustments is subject to a 90-day review and approval by the BPU.

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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

                                   Glossary

     Unless otherwise defined below, all capitalized terms used in this summary shall have the meaning set forth in the prospectus relating to the Bonds.

"Basic                  The amount by which a public utility's cost of
Generation              supplying basic generation service exceeded the net
Service                 revenues received by the public utility for providing
Transition Costs"       such service during a four-year transition period
                        ending July 31, 2003.

"Principal Payments"    Tranches will receive principal payments sequentially.
                        No tranche will receive principal payments until all tranches of a higher numerical designation have been paid in full unless there is an acceleration of the Bonds following an event of default, in which case, principal will be paid to all tranches on a pro-rata basis. Please see "Scheduled Amortization."

"Security"              All assets held by or pledged to the Indenture Trustee
                        for the benefit of the holders of the Bonds. Separate trust subaccounts will be established with respect to the Bonds.

                        The Issuer's principal asset securing the Bonds will be the Transition Property. The Transition Property will be a present property right created pursuant to the Competition Act and the Financing Order, which is scheduled to become final and non-appealable on September 2, 2005. The Transition Property will not be a receivable of the Issuer. It will be the irrevocable right to impose, collect and receive the non-bypassable Transition Bond Charge. Please see "Security" under Summary of Terms, above.

"Sinking Fund"          The amortization method providing for sequential
                        payments of scheduled principal of each tranche.

"State Pledge"          The State of New Jersey (including the BPU) has
                        pledged that it will not take or permit any action that would impair the value of the Transition Property or reduce, alter or impair the Transition Bond Charge until the Bonds are fully repaid or discharged, other than specified true-up adjustments to correct any overcollections or undercollections. No voter initiative or referendum process exists in New Jersey.

"Transition Bond        The Transition Bond Charge, a statutorily-created,
Charge"                 non-bypassable, consumption-based charge per
                        kilowatt-hour, will be imposed in connection with the Bonds. The Transition Bond Charge will be irrevocable and payable by consumers of electricity within PSE&G's service area as of July 12, 2005. There will be no limitation or "cap" on the level of the Transition
                        Bond Charge that may be imposed on future consumers of electricity to meet scheduled payments of principal of and interest on the Series 2005-1 Bonds.

                        The Transition Bond Charge will be calculated to ensure collection of revenues sufficient to (a) pay periodic expenses associated with the Bonds, (b) make scheduled payments of principal of and interest on the Bonds, (c) replenish to its required level the capital subaccount, taking into account amounts previously withdrawn, and (d) fund scheduled deposits, if any, to the overcollateralization subaccount and replenish to its required level that subaccount, taking into account amounts previously withdrawn minus any amounts in the reserve subaccount.

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PSE&G TRANSITION FUNDING II LLC         PRELIMINARY           August 31, 2005
------------------------------------------------------------------------------

All information in this Preliminary Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and any statement herein is qualified in its entirety by the Preliminary Prospectus dated [___________], 2005 relating to the proposed offering of the Bonds, and will be superseded by the information contained in any final Prospectus and related Prospectus Supplement for any securities actually sold to you. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by PSE&G and PSE&G Transition Funding II LLC with respect to the expected characteristics of the Transition Property securing the Bonds. The actual characteristics and performance of the Transition Property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. The State of New Jersey, the BPU, Saber Partners, LLC, Saber Capital Partners LLC, Credit Suisse First Boston LLC, Barclays Capital Inc., M.R. Beal & Company, and their affiliates make no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the Issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. The State of New Jersey, the BPU, Saber Partners, LLC, Saber Capital Partners, LLC, Credit Suisse First Boston LLC, Barclays Capital Inc. and M.R. Beal & Company disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Credit Suisse First Boston LLC, Barclays Capital Inc. and M.R. Beal & Company, and others associated with them may have positions in, and may effect transactions in, securities and instruments of the Issuer and may also perform or seek to perform investment banking services for the Issuer and PSE&G. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Saber Partners, LLC is acting as financial advisor to the BPU. Certain financial advisory services, including any activities that may be considered activities of a broker dealer, will be assigned to Saber Capital Partners, LLC, as a wholly-owned subsidiary of Saber Partners, LLC. Credit Suisse First Boston LLC, Barclays Capital Inc. and M.R. Beal & Company are acting as underwriters. Neither the State of New Jersey, the BPU, Saber Partners, LLC, Saber Capital Partners LLC, Credit Suisse First Boston, LLC, Barclays Capital Inc. nor M.R. Beal & Company is acting as an agent for the Issuer or its affiliates in connection with the proposed transaction.
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